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                                                       Exhibit 23(a)

                   INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Fleet Financial Group, Inc.:


We consent to the use of our report incorporated by reference in the Annual Report on Form 10-K of Fleet Financial Group, Inc. for the year ended December 31, 1996, which is incorporated herein by reference, and to the reference to our firm under the heading "Experts".

                                     KPMG Peat Marwick LLP

Boston, Massachusetts
December 31, 1997